    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 2000

                                                       REGISTRATION NOS. 2-99715
                                                                811-4386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
            THE SECURITIES ACT OF 1933                                       [X]
               Post-Effective Amendment No. 44                               [X]
                                            and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                            [X]
               Amendment No. 45                                              [X]


                           VAN KAMPEN TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

        1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)


                              A. THOMAS SMITH III


            Executive Vice President, General Counsel and Secretary

                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                 P.O. Box 5555
                        Oakbrook Terrace, IL 60181-5555
                    (Name and Address of Agent for Service)

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.

                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)


          [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)


          [X] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)


          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Registration Statement contains one Prospectus and one Statement of Additional Information describing one series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:


     Facing Page


     Prospectus for the Van Kampen California Municipal Income Fund



     Statement of Additional Information for the Van Kampen California Municipal Income Fund



     Part C Information


     Exhibits
                           -------------------------


     The Prospectuses and Statements of Additional Information with respect to each of Van Kampen Tax Free High Income Fund, Van Kampen Insured Tax Free Income Fund, Van Kampen California Insured Tax Free Fund, Van Kampen Municipal Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen Florida Insured Tax Free Income Fund, and Van Kampen New York Tax Free Income Fund, seven other series of the Registrant, included in Post-Effective Amendment No. 43 to the Registration Statement of the Registrant, an incorporated herein by reference and no changes thereto are affected hereby. The Prospectuses and Statements of Additional Information with respect to each of Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund, three other series of the Registrant, included in Post-Effective Amendment No. 31 to the Registration Statement of the Registrant, are incorporated herein by reference and no changes thereto are affected hereby.

        The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                 SUBJECT TO COMPLETION -- DATED JANUARY 7, 2000

                                   VAN KAMPEN
                             CALIFORNIA  MUNICIPAL
                                  INCOME  FUND

                 Van Kampen California Municipal Income Fund is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of California for tax purposes.
                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  This Prospectus is dated  MARCH     , 2000.




                            [VAN KAMPEN FUNDS LOGO]

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                               TABLE OF CONTENTS

Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   5
Investment Objective, Policies and Risks..........   6
Investment Advisory Services......................  13
Purchase of Shares................................  14
Redemption of Shares..............................  21
Distributions from the Fund.......................  22
Shareholder Services..............................  23
California Taxation...............................  25
Federal Income Taxation...........................  25
Appendix - Description of Securities Ratings...... A-1

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with an investment objective to provide investors a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of California for tax purposes.

                             INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of California municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and comparably rated short-term securities or unrated securities believed by the Fund's investment adviser to be of comparable quality. Under normal market conditions, up to 35% of the Fund's total assets may consist of securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) and comparably rated short-term securities or unrated securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities (see sidebar for an explanation of quality ratings). The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate-related transactions) for various portfolio management purposes. The Fund may purchase or sell securities on a when-issued or delayed delivery basis.

                                INVESTMENT RISKS

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issues or general economic news than higher-grade securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

                               UNDERSTANDING
                              QUALITY RATINGS

Bond ratings are based on the issuer's ability to pay interest and repay the principal. Bonds with ratings above the line are considered "investment grade" while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.

     Moody's      S&P     Meaning
------------------------------------------------------
         Aaa      AAA      Highest quality
 ................................................................................
          Aa      AA       High quality
 ................................................................................
           A      A        Above-average quality
 ................................................................................
         Baa      BBB      Average quality
------------------------------------------------------
          Ba      BB       Below-average quality
 ................................................................................
           B      B        Marginal quality
 ................................................................................
         Caa      CCC      Poor quality
 ................................................................................
          Ca      CC       Highly speculative
 ................................................................................
           C      C        Lowest quality
 ................................................................................
         --      D       In default
 ................................................................................

                                       -

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 65% of its total assets in investment-grade securities and the Fund may invest up to 35% of its total assets in securities below investment-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment-grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

                                   UNDERSTANDING
                                MUNICIPAL SECURITIES

    Municipal securities, including municipal bonds, notes or leases, generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects. The interest received from municipal securities generally is exempt from federal income tax. In addition, the interest may be exempt from certain state or local taxes when received from issuers who are located in the investors' home state, municipality or region. The interest from certain municipal securities is a preference item subject to federal alternative minimum tax.

MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

STATE-SPECIFIC RISKS. Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest rate-related transactions are examples of derivatives. Derivative investments involve risks different from the direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk. MANAGER
RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

                                       -

- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the alternative minimum tax and may not be suitable for investors who are or may become subject to the federal alternative minimum tax)

- Are subject to California income tax

- Wish to add to their personal investment portfolios a fund that invests primarily in California municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         Class A       Class B       Class C
                         Shares        Shares        Shares
----------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
----------------------------------------------------------------

Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)          4.75%(1)         None          None
 ................................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                None(2)       4.00%(3)      1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends        None          None          None
 ................................................................
Redemption fees             None          None          None
 ................................................................
Exchange fee                None          None          None
 ................................................................

                 ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees                %             %             %
 ................................................................
Distribution and/or
service (12b-1)
fees(5)                        %          %(6)          %(6)
 ................................................................
Other expenses(7)              %             %             %
 ................................................................
Total annual fund
operating expenses             %             %             %
 ................................................................

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase, declining thereafter as follows:
                                     Year 1-4.00%
                                     Year 2-3.75%
                                     Year 3-3.50%
                                     Year 4-2.50%
                                     Year 5-1.50%
                                     Year 6-1.00%
                                      After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) Other expenses are based on estimated amounts for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 One        Three
                                 Year       Years
--------------------------------------------------
Class A Shares                       $           $
 ..................................................
Class B Shares                       $           $
 ..................................................
Class C Shares                       $           $
 ..................................................

                                       -

You would pay the following expenses if you did not redeem your shares:

                                  One       Three
                                  Year      Years
-----------------------------------------------------
Class A Shares                    $             $
 .....................................................
Class B Shares                    $             $
 .....................................................
Class C Shares                    $             $
 .....................................................

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund's investment objective is to provide investors a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of California for tax purposes. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.

The Fund's investment adviser will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from federal and California income taxes and will select securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

Under normal market conditions, the Fund's investment adviser seeks to achieve the investment objective by investing at least 65% of the Fund's total assets in California municipal securities that are investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by S&P, Baa or higher by Moody's or an equivalent rating by another NRSRO and comparably rated short-term securities or unrated securities believed by the Fund's investment adviser to be of comparable quality. Under normal market conditions, up to 35% of the Fund's total assets may consist of securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) and comparably rated short-term securities or unrated securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this prospectus. The Fund may invest a substantial portion of its assets in municipal securities that are subject to alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. The Fund may invest a substantial portion of its assets in municipal securities that are subject to federal alternative minimum tax.

California municipal securities are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of purchase, exempt from federal and California income taxes. Distributions to corporations subject to the California franchise tax will be included in such corporations' gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain

                                       -
circumstances, be subject to such taxes with respect to distributions from the Fund. Accordingly, an investment in shares of the Fund may not be appropriate for corporations subject to either tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar in to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may also invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent

                                       -
participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this prospectus.

Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing non-payment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment-grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower Grade Municipal Securities" below.

The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to federal alternative minimum tax. The Fund may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers

                                       -
or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                       RISKS OF INVESTING IN LOWER GRADE

                        MUNICIPAL INVESTMENT SECURITIES

Under normal market conditions, the Fund may invest up to 35% of its total assets in securities rated below investment grade (but not lower than B- by S&P or B3 by Moody's) and comparably rated short term securities or in unrated securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category.

Lower grade securities generally provide higher yields than higher-grade securities of similar maturity, but generally are also subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before making an investment in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. The Fund has no policy limiting the maturities of the individual debt securities in which it may invest. However, the secondary market prices of lower-grade income securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade income securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading

                                       -
in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized securities rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market value risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case of a fund investing solely in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict

                                       -
what effect, if any, legislation may have on the market for lower-grade securities.

                        ADDITIONAL INFORMATION REGARDING

                           CERTAIN INCOME SECURITIES

Zero-coupon securities are income securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are income securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

                        SPECIAL CONSIDERATIONS REGARDING

                        CALIFORNIA MUNICIPAL SECURITIES

The Fund invests primarily in California municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and California income taxes. Because the Fund invests primarily in California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all California municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

California state and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Fund, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and

                                       -
local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning California municipal securities and the State of California is included in the Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that the use of these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to

                                       -
limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or otherwise. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. Increase in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in high-quality, short-term California municipal obligations. If such municipal obligations are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of California municipal securities. Furthermore, if such high-quality securities are not available or, in the investment adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment-grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the

                                       -

"Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $79 billion under management or supervision as of September 30, 1999. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
                                             %
 .....................................................
                                             %
 .....................................................
                                             %
 .....................................................
                                             %
 .....................................................

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations including service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by portfolio managers headed by Joseph
A. Piraro, a Vice President of the Adviser. Mr. Piraro has been employed by the Adviser since 1992. Wayne D. Godlin, a Senior Vice President of the Adviser, and James D. Phillips, a Vice President of the Adviser, assist in the management of the Fund's portfolio. Mr. Godlin has been employed by Asset Management since 1988 and by the Adviser since 1995. Mr. Godlin became a Vice President of Asset Management in 1990 and of the Adviser in 1995. Mr. Phillips has been employed by Asset Management since 1991 and by the Adviser since 1995. Mr. Phillips became a Vice President of Asset Management and of the Adviser in 1998.

                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

                                       -

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and service plan (each as described below) under which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charge, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of 5:00 p.m. Eastern time Monday through Friday, except on: customary business holidays, any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Fund.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.

The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for

                                       -
investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares purchased is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 218256, Kansas City, MO 64121-9256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25% per year of the average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares for the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                                       -

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After            None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares for the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares for the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE

Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The

                                       -
conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawal under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as out-lined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total

                                       -
purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

In order to obtain these special benefits, the Fund also requires that all dividends and other distributions by the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on

                                       -
    behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000 that (1) the total plan assets are at least $1,000,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the

                                       -
order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9). The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                              REDEMPTION OF SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities which may result in brokerage costs and a gain or loss for federal income tax purposes when such securities are sold. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized

                                       -
dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                                 DISTRIBUTIONS
                                 FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of distributions from the Fund: dividends and capital gains dividends.

DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare daily and distribute monthly all or substantially all of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher

                                       -
or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gain dividends be reinvested at net asset value, or that both dividends and capital gain dividends be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the share holder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the share holder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the

                                       -

Adviser, under normal circumstances not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions

                                       -
communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                              CALIFORNIA TAXATION

Under existing California income tax law, if at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Fund who are subject to the California personal income tax will not be subject to such tax on distributions with respect to their shares of the Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Fund. Under California personal property tax law, securities owned by the Fund and any interest thereon are exempt from such personal property tax.

Generally, any proceeds paid to the Fund under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.

The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific state tax consequences of holding and disposing of shares, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

                            FEDERAL INCOME TAXATION

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

                                       -

While the Fund expects that a major portion of its net investment income (consisting generally of tax-exempt interest, taxable income and net short-term capital gains) will constitute tax-exempt interest, a significant portion of the Fund's net investment income may consist of taxable income. Distributions of investment company taxable income (taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.

The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on such undistributed amounts.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

STANDARD & POOR'S  -- A brief description of the

applicable Standard & Poor's (S&P) rating symbols

and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                       LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

                                       -

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the obligor's capacity to meet its financial commitment on the obligations is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the obligor is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher ratings category degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation exhibit adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                       -

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

                                 LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

                                       -

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                                       -
ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                       -

                               BOARD OF TRUSTEES
                                  AND OFFICERS

BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich

OFFICERS

Richard F. Powers, III*
President

Dennis J. McDonnell*
Executive Vice President & Chief Investment Officer

A. Thomas Smith III*
Vice President and Secretary

Edward C. Wood III*
Vice President

Michael H. Santo*
Vice President

Peter W. Hegel*
Vice President

Stephen L. Boyd*
Vice President

John L. Sullivan*
Vice President, Chief Financial Officer & Treasurer

Curtis W. Morell*
Vice President & Chief Accounting Officer

Tanya M. Loden*
Controller

* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUND INFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN CALIFORNIA MUNICIPAL INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-9256
Attn: Van Kampen California Municipal Income Fund

Custodian

STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713
Attn: Van Kampen California Municipal Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

                                       -

                                   VAN KAMPEN
                              CALIFORNIA MUNICIPAL
                                  INCOME FUND

                                   PROSPECTUS

                                 MARCH   , 2000

                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-200-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102.






                            [VAN KAMPEN FUNDS LOGO]



            Investment Company Act File No. 811-4386.              CAM PRO 3/00

          THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE POST- EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES.

                 SUBJECT TO COMPLETION -- DATED JANUARY 7, 2000

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN CALIFORNIA MUNICIPAL INCOME FUND

     Van Kampen California Municipal Income Fund (the "Fund") is a mutual fund with an investment objective to provide investors with a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of California for tax purposes.

     The Fund is organized as a diversified series of Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-12
Investment Restrictions.....................................   B-17
Trustees and Officers.......................................   B-18
Investment Advisory Agreement...............................   B-27
Other Agreements............................................   B-27
Distribution and Service....................................   B-28
Transfer Agent..............................................   B-30
Portfolio Transactions and Brokerage Allocation.............   B-30
Shareholder Services........................................   B-31
Redemption of Shares........................................   B-33
Contingent Deferred Sales Charge-Class A....................   B-34
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-34
Taxation....................................................   B-36
Fund Performance............................................   B-39
Other Information...........................................   B-41
Report of Independent Accountants...........................   F-
Financial Statements........................................   F-
Notes to Financial Statements...............................   F-

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH   , 2000.

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized under the name Van Kampen Merritt California Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital California Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund changed its name to Van Kampen California Tax Free Income Fund. On
          , 2000, the Fund adopted its current name.

     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of the date of this statement of additional information there were no shares of the Fund issued or outstanding.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality,
(e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

     DESCRIPTIONS OF CALIFORNIA MUNICIPAL SECURITIES. As described in the Prospectus, except during temporary periods, the Fund will invest all or substantially all of its assets in California municipal securities. In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of California that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of California. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Office of the Treasurer of the State of California.

     Constitutional Limits on Spending and Taxes. Certain California municipal securities may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, the Jarvis/Gann Initiative, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On June 18, 1992, the United States Supreme Court upheld the constitutionality of Article XIIIA.

     In 1979, the voters of California passed an amendment adding Article XIIIB to the California Constitution, the effect of which is to significantly limit spending by State government and by "local government" (defined as "any city, county, city and county, school district, special district, authority, or other political subdivision of or within the state"). Excluded from these limitations on government entities is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters of the issuing entity).

     In November 1986, California voters approved an amendment to the California Government Code known as Proposition 62 which added Article 3.7 to Title 5, Division 2, Chapter 4 of the California Government Code. The effect of Article
3.7 is to limit the abilities of local governments to impose new taxes or increase existing taxes by requiring certain legislative and voter approvals prior to the imposition of certain taxes by any local government (defined as any county, city, city and county, including a chartered city or county, or any public or municipal corporation) or district (defined as any agency of the state, formed pursuant to general law or special act, for the local performance of governmental or proprietary functions within limited boundaries). Article 3.7 can be amended only by a vote of the electorate of the State of California. In particular, Article 3.7, among other things, requires (i) two-thirds approval of all members of the applicable legislative body followed by majority approval of the voters voting in an election in order for a local government or district to impose any general tax (defined as any tax imposed for general governmental purposes), and (ii) two-thirds approval of the voters voting in an election in order for a local government or district to impose any special tax (defined as any tax imposed for a specific purpose). Those voting requirements do not apply to ad valorem taxes to pay interest and redemption charges on any indebtedness approved by the voters prior to the effective date of Article XIIIA of the California Constitution. Article 3.7 requires (1) that the revenues from a special tax be used only for the purpose or service for which the tax was imposed, and (2) any tax subject to the measure imposed by any local government or district on or after August 1, 1985 be ratified by majority vote of the voters voting in an election held within two years after the effective date of the measure in order for the tax to continue to be imposed on and after November 15, 1988. Article 3.7 contains a provision which diminishes the property tax revenues allocated to a local government or district to the extent that the local government or district imposed any tax not in compliance with Article 3.7.
Article 3.7 also provides that no local government or district may impose any ad valorem tax on real property other than as permitted by Section 1 of Article XIIIA of the California Constitution, and that no local government or district may impose any transaction tax or sales tax on the sale of real property within the city, county or district. A 1988 decision of the Fourth Appellate District of the California Court of Appeals declared that the requirement of local voter ratification provided for in Article 3.7 violated the California Constitution. An initiative proposed to re-enact the ratification provisions of Article 3.7 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

     On December 19, 1991, the California Supreme Court declared a 1988 San Diego County Ballot measure that raised sales taxes for the purpose of financing construction of criminal detention and courthouse facilities unconstitutional because it was not passed with two-thirds voter approval. The court concluded that the agency established to finance the facilities is a special district created to circumvent Article XIIIA. However, in May 1992, the California Supreme Court let stand two lower court decisions involving sales tax increases passed by a majority vote. The lower courts had held that the Los Angeles County Transportation Commission and the Orange County Transportation Authority, the agencies entitled to collect the taxes, were not formed to circumvent Article XIIIA, and that, therefore, the taxes were validly passed. On November 10, 1993, in a closely watched case involving a Santa Clara County transportation authority created with the parameters of the California Supreme Court's 1991 decision in mind, a California Court of Appeal overturned a sales tax approved by less than two-thirds of the voters. In a September 1995 decision, the State Supreme Court affirmed the Court of Appeal, declaring Proposition 62 constitutional under the California Constitution. The decision limited itself to cities organized by the State and left unresolved whether Proposition 62 is constitutional as applied to cities organized under a charter. Approximately half the population of the State resides in charter cities. In March 1996, a Superior Court held that charter cities do not have to submit taxes to voter approval despite the State Supreme Court's Proposition 62 ruling. These decisions may continue to cast doubt on other projects around the State that have been financed with sales tax increases imposed without two-thirds voter approval. Soon after the State Supreme Court decision, Moody's Investors Services, Inc. indicated that the ruling has broad negative implications on the ability of the State's cities and counties to raise revenue and issue debt supported by general fund revenues.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

     Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. The Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars a year under this Proposition.

     Because of the complex nature of Articles XIIIA-D, the ambiguities and possible inconsistencies in their respective terms, and the applicability of their respective exemptions and exceptions and the impossibility of predicting future appropriations, it is not presently possible to determine the impact of
Article XIIIA-D or any implementing or related legislation on the California municipal securities in which the Fund may invest, or the abilities of State or local governments to pay the interest on, or repay the principal of such California municipal securities.

     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined imitative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment sand per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriation. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriation turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as "loan" from future years' Proposition 98 entitlements, and also intended that he "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal year 1991-92 to Fiscal year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

     Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1998-99 have resulted in retroactive increase sin Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 44 percent from the level in place from 1991-92 through 1993-94, and is estimated at about $6,025 per ADA in 1999-00. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Furthermore, since General Fund revenue growth is expected to continue in 1999-00, there are also new initiatives to increase school safety, improve schools' accountability for pupil performance, provide additional textbooks to schools, fund deferred maintenance projects, increase beginning teacher's salaries and provide performance incentives to teachers.

     Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.

     The 1999 Budget Act includes a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November, 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide annually up to $50 million relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

     Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the General Fund reimbursed the $362 million revenue loss to the Trial Court

Trust Fund. The 1999 Budget Act includes funds to further reduce the county general fund contribution by an additional $96 million by reducing by 100 percent the contributions of the next 18 smallest counties and by 10 percent the general fund contribution of the remaining 21 counties.

     The entire statewide welfare system has teen changed in response to the change in federal hanged welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

     State Finances. From 1990 until 1994 the State experienced the worst economic fiscal, and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, have all been severely affected. Job losses were the worst of any post-war recession.

     The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-14 education, health, welfare and corrections -- growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of chronic budget imbalance. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

     For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

     The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997, $1.782 billion at June 30, 1998, and $1.932 billion at June 30, 1999.

     As a result of the deterioration in the State's budget and cash situation during the early 1990, rating agencies reduced the State's credit rating. Between October 1991 and October 1992, the rating on the general obligation bonds was reduced by Standard & Poor's from "AAA" to "A+", by Moody's Investors Services, Inc. from "Aaa" to "Aa" and by Fitch Investors Services, Inc. from "AAA" to "AA". On July 15, 1994, all three of the rating agencies rating the State's long-term debt again lowered their ratings of the State's general obligation bonds. Moody's Investors Services, Inc. lowered its rating from "Aa" to "A1", Standard & Poor's lowered its rating from "A+" to "A", and Fitch Investors Service lowered its rating from "AA" to "A". In July 1996, Standard & Poor's raised its rating to A+ from A. In 1997, Fitch Investors Service raised its rating to "AA-" from "A+". In October 1998, Moody's Investors Service raised its rating to Aa3 from A1. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such obligations in the event of default.

     When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision of the 1998-99 Budget ("May Revisions") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

     The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the 1998-99 Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

     On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that general fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of general fund expenditures in FY 1999-00, with a $415 million SFEU reserve at June 30, 2000.

     The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 19999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

     The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.6 billion after the Governor used his line item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion form special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

     Litigation. The State is a party to numerous legal proceedings. While the State has recently indicated in Official Statements that none of these proceedings, if determined adversely to the State, would affect the State's ability to pay when due the principal or interest on the obligations offered by such Official Statements, no assurance can be given in this regard.

     Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers, which was later ratified by a State court judge having jurisdiction over a pending lawsuit brought by the State against these companies. The settlement has become final as of late September, 1999. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years. In addition, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of these moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The State's 1999-2000 Budget includes receipt of about $560 million of these settlement moneys to the General Fund by June 30, 2000.

     The specific amount to be received by the State and local government is, however, subject to adjustment for a number of reasons. Various details in the settlement allow reduction of the companies' payments because of events such as certain federal government actions, or reductions in cigarette sales. In the event that any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. 144A Securities deemed liquid are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options

Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund may not:

     1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Funds from the provisions of the 1940 Act, as amended from time to time.

     2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     4. Invest in any security if, as a result, more than 25% of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry (excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions), or when the Fund has taken a temporary defensive position, or as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) to the extent that the Fund may lend money or property in connection with the maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund, (d) by engaging in repurchase agreements or (e) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
1632 Morning Mountain Road                  in the Fund Complex. Co-founder, and prior to August
Raleigh, NC 27614                           1996, Chairman, Chief Executive Officer and President,
Date of Birth: 07/14/32                     MDT Corporation (now known as Getinge/Castle, Inc., a
                                            subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company.
Barrington Place, Building 4                Trustee/Director of each of the funds in the Fund
18 E. Dundee Road, Suite 101                Complex. Prior to January 1999, Chairman and Chief
Barrington, IL 60010                        Executive Officer of The Allstate Corporation
Date of Birth: 09/16/38                     ("Allstate") and Allstate Insurance Company. Prior to
                                            January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, Mr. Choate held various
                                            management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in the
233 South Wacker Drive                      Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
Suite 7000                                  Inc., an executive recruiting and management consulting
Chicago, IL 60606                           firm. Formerly, Executive Vice President of ABN AMRO,
Date of Birth: 06/03/48                     N.A., a Dutch bank holding company. Prior to 1992,
                                            Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created to
Washington, D.C. 20016                      deepen understanding, promote collaboration and stimulate
Date of Birth: 02/29/52                     exchanges of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc, a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
Two World Trade Center                      of Morgan Stanley Dean Witter since December 1998.
66th Floor                                  President and Director since April 1997 and Chief
New York, NY 10048                          Executive Officer since June 1998 of Morgan Stanley Dean
Date of Birth: 08/13/53                     Witter Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds and
                                            Discover Brokerage Index Series since May 1999. Trustee
                                            of each of the funds in the Fund Complex, and Vice
                                            President of other investment companies advised by the
                                            Advisers and their affiliates. Previously Chief Strategic
                                            Officer of Morgan Stanley Dean Witter Advisors Inc. and
                                            Morgan Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice President of
                                            the Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series May 1997-April 1999, and Executive
                                            Vice President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
423 Country Club Drive                      Inc., a financial planning company and registered
Winter Park, FL 32789                       investment adviser in the State of Florida. President and
Date of Birth: 02/13/36                     owner, Nelson Ivest Brokerage Services Inc., a member of
                                            the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor, Van
Oakbrook Terrace, IL 60181-5555             Kampen Advisors Inc. and Van Kampen Management Inc.
Date of Birth: 02/02/46                     Director and officer of certain other subsidiaries of Van
                                            Kampen Investments. Trustee and President of each of the
                                            funds in the Fund Complex. Trustee, President and
                                            Chairman of the Board of other investment companies
                                            advised by the Advisers and their affiliates, and Chief
                                            Executive Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter Realty. Prior
                                            to 1996, Director of Dean Witter Reynolds Inc.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
                                            Shopping Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame. Trustee/Director of
                                            each of the funds in the Fund Complex. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. From May 1996 through February
                                            1997 he was President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company, and from November 1984
                                            through May 1996 he was President and Chief Operating
                                            Officer of Waste Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
                                            Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other investment companies advised by the
Date of Birth: 08/22/39                     Advisers or Van Kampen Management Inc. Trustee/Director
                                            of each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other investment
                                            companies advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
                                            Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com Corporation, which
Sears Tower                                 provides information access products and network system
233 South Wacker Drive                      solutions, COMARCO, Inc., a wireless communications
Suite 9700                                  products company and APAC Customer Services, Inc., a
Chicago, IL 60606                           provider of outsourced customer contact services.
Date of Birth: 10/29/53                     Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to May 1996, President of Advance Ross
                                            Corporation, an international transaction services and
                                            pollution control equipment manufacturing company.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the

  Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Smith, Santo, Hegel, Sullivan, and Wood are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Currently Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments, and employed by Van Kampen Investments
  Executive Vice President and Chief   since March 1983. President, Chief Operating Officer and
  Investment Officer                   Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Executive Vice President and Chief
                                       Investment Officer of each of the funds in the Fund Complex, since 1998. Chief Investment Officer, Executive Vice
                                       President and Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or Van Kampen
                                       Management Inc. ("Management Inc."), since the inception of funds advised by Advisory Corp. and Management Inc. and
                                       since 1998 for funds advised by Asset Management. Director of Global Decisions Group LLC, a financial research firm,
                                       and its affiliates MCM Asia Pacific and MCM Europe. Prior to
                                       1998, President, Chief Operating Officer and a Director of
                                       the Advisers, Van Kampen American Capital Management, Inc.;
                                       Director of Van Kampen American Capital, Inc.; and
                                       President, Chief Executive Officer and Trustee of each of
                                       the funds advised by Advisory Corp. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       (predecessor of Van Kampen Investments). Prior to April
                                       1998, President and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September 1996, Chief
                                       Executive Officer and Director of MCM Group, Inc. and
                                       McCarthy, Crisanti & Maffei, Inc., a financial research
                                       firm, and Chairman of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited. Prior to December 1991, Senior Vice
                                       President of Van Kampen Merritt Inc.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van Kampen
  Vice President and Secretary         Advisors Inc., Van Kampen Management Inc., the Distributor,
                                       American Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of Illinois
                                       Inc. and Van Kampen System Inc. Vice President and
                                       Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Vice President and Secretary of each of the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior to
                                       March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                       Attorney at the Securities and Exchange Commission, Division
                                       of Investment Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Operations and Technology
  Date of Birth: 10/22/55              Officer and Director of Van Kampen Investments, the
  Vice President                       Advisers, the Distributor, Van Kampen Advisors Inc., Van
                                       Kampen Management Inc. and Van Kampen Investor Services
                                       Inc., and serves as a Director or officer of certain other subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and Senior
                                       Planning Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since 1994. From
                                       1990-1994 First Vice President and Assistant Controller in
                                       Dean Witter's Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Vice President
  Vice President                       of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of McCarthy,
                                       Crisanti & Maffei, Inc, a financial research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for Equity
  Date of Birth: 11/16/40              Investments of the Advisers. Vice President of each of the
  Vice President                       funds in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their affiliates. Prior to October 1998, Vice President and Senior Portfolio Manager
                                       with AIM Capital Management, Inc. Prior to February 1998,
                                       Senior Vice President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital Investment
                                       Advisory Corp. and Van Kampen American Capital Management,
                                       Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Vice President, Chief Financial      Treasurer of each of the funds in the Fund Complex and
  Officer and Treasurer                certain other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                FUND COMPLEX
                                                         ----------------------------------------------------------
                                                              AGGREGATE            AGGREGATE             TOTAL
                                                             PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                               AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                              BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
          NAME(1)                     FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
          -------             ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan                      $                       $                    $                  $
Jerry D. Choate(1)
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen
Suzanne H. Woolsey(1)
Paul G. Yovovich(1)

---------------

(1) Trustees not eligible for compensation or retirement benefits are not shown in the table. Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year information to report.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Trust's fiscal year ended September 30, 1999. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to current Trustees by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.

(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their
    affiliates, Mr. Whalen received Total Compensation of $     during the
    calendar year ended December 31, 1999.

     As of        , 2000, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A

           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Insured Tax Free Income Fund..............   9/30       $         $        $         $        $        $        $           $
 Tax Free High Income Fund................   9/30
 California Insured Tax Free Fund.........   9/30
 Municipal Income Fund....................   9/30
 Intermediate Term Municipal Income
   Fund...................................   9/30
 Florida Insured Tax Free Income Fund.....   9/30
 New York Tax Free Income Fund............   9/30
 California Municipal Income Fund.........   9/30
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $         $        $         $        $        $        $           $
                                                        ======    ======   ======    ======   ======   ======   ======      ==

                                                                         TABLE B

      1999 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Insured Tax Free Income Fund..............   9/30       $         $        $         $        $        $        $           $
 Tax Free High Income Fund................   9/30
 California Insured Tax Free Fund.........   9/30
 Municipal Income Fund....................   9/30
 Intermediate Term Municipal Income
   Fund...................................   9/30
 Florida Insured Tax Free Income Fund.....   9/30
 New York Tax Free Income Fund............   9/30
 California Municipal Income Fund.........   9/30
                                                        ------    ------   ------    ------   ------   ------   ------      --
   Trust Total............................              $         $        $         $        $        $        $           $
                                                        ======    ======   ======    ======   ======   ======   ======      ==

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                            TRUSTEES
                              FISCAL    --------------------------------------------------------------------------------
         FUND NAME           YEAR-END   BRANAGAN    HEAGY    KENNEDY    NELSON    ROONEY     SISTO    WHALEN    YOVOVICH
         ---------           --------   --------    -----    -------    ------    ------     -----    ------    --------
Insured Tax Free Income
Fund........................   9/30     $          $         $         $          $         $         $            $
 Tax Free High Income
   Fund.....................   9/30
 California Insured Tax Free
   Fund.....................   9/30
 Municipal Income Fund......   9/30
 Intermediate Term Municipal
   Income Fund..............   9/30
 Florida Insured Tax Free
   Income Fund..............   9/30
 New York Tax Free Income
   Fund.....................   9/30
 California Municipal Income
   Fund.....................   9/30
                                        -------    -------   -------   --------   -------   -------   -------      --
     Trust Total............            $          $         $         $          $         $         $            $
                                        =======    =======   =======   ========   =======   =======   =======      ==

                                                       FORMER TRUSTEES
                              -----------------------------------------------------------------
         FUND NAME            CARUSO   GAUGHAN   LIPSHIE   MILLER     REES    ROBINSON   VERNON
         ---------            ------   -------   -------   ------     ----    --------   ------
Insured Tax Free Income
Fund........................  $        $         $         $         $        $          $
 Tax Free High Income
   Fund.....................
 California Insured Tax Free
   Fund.....................
 Municipal Income Fund......
 Intermediate Term Municipal
   Income Fund..............
 Florida Insured Tax Free
   Income Fund..............
 New York Tax Free Income
   Fund.....................
 California Municipal Income
   Fund.....................
                              ------   -------   ------    -------   ------   -------    ------
     Trust Total............  $        $         $         $         $        $          $
                              ======   =======   ======    =======   ======   =======    ======

                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
---------                                               --------   -----    -------   ------   ------   -----   ------   --------
Insured Tax Free Income Fund...........................   1995      1995     1993      1984     1997    1995     1984      1998
  Tax Free High Income Fund............................   1995      1995     1993      1985     1997    1995     1985      1998
  California Insured Tax Free Fund.....................   1995      1995     1993      1985     1997    1995     1985      1998
  Municipal Income Fund................................   1995      1995     1993      1990     1997    1995     1990      1998
  Intermediate Term Municipal Income Fund..............   1995      1995     1993      1993     1997    1995     1993      1998
  Florida Insured Tax Free Income Fund.................   1995      1995     1994      1994     1997    1995     1994      1998
  New York Tax Free Income Fund........................   1995      1995     1994      1994     1997    1995     1994      1998
  California Municipal Income Fund.....................

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.

     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund or other Van Kampen funds. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequence to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B

Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-9256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or pur-chasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor

Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-9256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may upon written request, or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semi-annual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established after receipt of instructions. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

EXCHANGE PRIVILEGE

     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.

     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests for redemptions out of that fund during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.

     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGES ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employees pursuant to Code Section 401(k) - 1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividend, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld with respect to such dividends.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                   CALIFORNIA

                                        FEDERAL        STATE         COMBINED
 SINGLE RETURN       JOINT RETURN     TAX BRACKET   TAX BRACKET*   TAX BRACKET*
 -------------       ------------     -----------   ------------   ------------
$      0-25,750    $      0-43,050      15.00%         6.00%          20.10%
  25,750-62,450     43,050-104,050      28.00%         9.30%          34.70%
 62,450-130,250    104,050-158,550      31.00%         9.30%          37.40%
130,250-283,150    158,550-283,150      36.00%         9.30%          42.00%
   Over 283,150       Over 283,150      39.60%         9.30%          45.20%

---------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings, and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio.

Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or ratings services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian. The Custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS

     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

    (a)(1) -- Agreement and Declaration of Trust(1)
       (2) -- Certificate of Amendment(10)
       (3) -- Second Amended and Restated Certificate of Designation for:
                 (i)  Van Kampen Insured Tax Free Income Fund(10)
                (ii)  Van Kampen Tax Free High Income Fund(10)
               (iii)  Van Kampen California Insured Tax Free Fund(10)
                (iv)  Van Kampen Municipal Income Fund(10)
                 (v)  Van Kampen Florida Insured Tax Free Income Fund(10)
                (vi)  Van Kampen New York Tax Free Income Fund(10)
               (vii)  Van Kampen Michigan Tax Free Income Fund(10)
              (viii)  Van Kampen Missouri Tax Free Income Fund(10)
                (ix)  Van Kampen Ohio Tax Free Income Fund(10)
           -- Third Amended and Restated Certificate of Designation for:
                 (x)  Van Kampen Intermediate Term Municipal Income Fund(10)
                (xi)  Van Kampen California Municipal Income Fund++
    (b)     -- By-Laws(1)
    (c)     -- Specimen Certificate of Share of Beneficial Interest of:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Municipal Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund
                      1. Class A Shares(2)
                      2. Class B Shares(2)
                      3. Class C Shares(2)
    (d)     -- Investment Advisory Agreement for:
                 (i)  Van Kampen Insured Tax Free Income Fund(3)
                (ii)  Van Kampen Tax Free High Income Fund(3)
               (iii)  Van Kampen California Insured Tax Free Fund(3)
                (iv)  Van Kampen Municipal Income Fund(3)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
               (vii)  Van Kampen New York Tax Free Income Fund(3)
              (viii)  Van Kampen California Municipal Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)

    (e)(1) -- Distribution and Service Agreement for:
                 (i)  Van Kampen Insured Tax Free Income Fund(3)
                (ii)  Van Kampen Tax Free High Income Fund(3)
               (iii)  Van Kampen California Insured Tax Free Fund(3)
                (iv)  Van Kampen Municipal Income Fund(3)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(3)
               (vii)  Van Kampen New York Tax Free Income Fund(3)
              (viii)  Van Kampen California Municipal Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
      (2) --  Form of Dealer Agreement(4)
      (3) --  Form of Broker Agreement(4)
      (4) --  Form of Bank Agreement(4)
    (f)(1) -- Form of Trustee Deferred Compensation Plan+
    (f)(2) -- Form of Trustee Retirement Plan+
    (g)(1) -- Custodian Contract for:
                 (i)  Van Kampen Insured Tax Free Income Fund(5)
                (ii)  Van Kampen Tax Free High Income Fund(5)
               (iii)  Van Kampen California Insured Tax Free Fund(5)
                (iv)  Van Kampen Municipal Income Fund(5) and (6)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(5)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(5)
               (vii)  Van Kampen New York Tax Free Income Fund(5)
              (viii)  Van Kampen California Municipal Income Fund(2) and (5)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2) and (7)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2) and (7)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2) and (7)
       (2) -- Transfer Agency and Service Agreement(5)
    (h)(2) -- Fund Accounting Agreement(5)
       (3) -- Legal Services Agreement(3)
    (i)    -- Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
              (Illinois) for:
                 (i)  Van Kampen Insured Tax Free Income Fund(8)
                (ii)  Van Kampen Tax Free High Income Fund(8)
               (iii)  Van Kampen California Insured Tax Free Fund(8)
                (iv)  Van Kampen Municipal Income Fund(8)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(8)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(8)
               (vii)  Van Kampen New York Tax Free Income Fund(8)
              (viii)  Van Kampen California Municipal Income Fund++
                (ix)  Van Kampen Michigan Tax Free Income Fund++
                 (x)  Van Kampen Missouri Tax Free Income Fund++
                (xi)  Van Kampen Ohio Tax Free Income Fund++
    (j)    -- Consents of KPMG LLP for:
                 (i)  Van Kampen Insured Tax Free Income Fund(11)
                (ii)  Van Kampen Tax Free High Income Fund(11)
               (iii)  Van Kampen California Insured Tax Free Fund(11)
                (iv)  Van Kampen Municipal Income Fund(11)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(11)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(11)

               (vii)  Van Kampen New York Tax Free Income Fund(11)
              (viii)  Van Kampen California Municipal Income Fund++
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (k)    -- Not applicable
    (l)    -- Letter of understanding relating to initial capital(9)
    (m)(1) -- Plan of Distribution Pursuant to Rule 12b-1 for:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Municipal Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
        (2) -- Form of Shareholder Assistance Agreement(4)
        (3) -- Form of Administrative Services Agreement(4)
        (4) -- Service Plan for:
                 (i)  Van Kampen Insured Tax Free Income Fund(1)
                (ii)  Van Kampen Tax Free High Income Fund(1)
               (iii)  Van Kampen California Insured Tax Free Fund(1)
                (iv)  Van Kampen Municipal Income Fund(1)
                 (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                (vi)  Van Kampen Florida Insured Tax Free Income Fund(1)
               (vii)  Van Kampen New York Tax Free Income Fund(1)
              (viii)  Van Kampen California Municipal Income Fund(2)
                (ix)  Van Kampen Michigan Tax Free Income Fund(2)
                 (x)  Van Kampen Missouri Tax Free Income Fund(2)
                (xi)  Van Kampen Ohio Tax Free Income Fund(2)
    (n)    -- Not applicable
    (o)    -- Amended Multi-Class Plan(8)
    (p)    -- Power of Attorney+
    (z)(1) -- List of Investment Companies in response to Item 27(a)+
    (z)(2) -- List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
 (2) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on September 30, 1994.
 (3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 30, 1998.
 (4) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
 (5) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.
 (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed May 25, 1990.
 (7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration on Form N-1A, File Number 2-99715, filed February 22, 1988.
 (8) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.

 (9) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed August 15, 1985.

(10) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on November 25, 1998.


(11) Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 28, 1999.

 + Filed herewith.

++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statements of Additional Information.


ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.



     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.



     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:



     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.



     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.



     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.



     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.



     See also "Investment Advisory Agreement" in the Statement of Additional Information.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement", "Other Agreements", and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The Registrant's sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of the Registrant, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. All such accounts, books and other documents required to be maintained by the Adviser and by Van Kampen Funds Inc., the principal underwriter, will be maintained at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.


     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN TAX FREE TRUST, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 7th day of January, 2000.


                                      VAN KAMPEN TAX FREE TRUST


                                      By:      /s/  A. THOMAS SMITH III

                                         ---------------------------------------

                                                  A. Thomas Smith III,


                                                Executive Vice President,


                                              General Counsel and Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on January 7, 2000 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

            /s/  RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

               /s/  JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/  JERRY D. CHOATE*                  Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/  MITCHELL M. MERIN*                 Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

              /s/  SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

               /s/  PAUL G. YOVOVICH*                  Trustee
-----------------------------------------------------
                  Paul G. Yovovich
------------
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

              /s/  A. THOMAS SMITH III                                                January 7, 2000
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 44 TO FORM N-1A


             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION



EXHIBIT
 NUMBER                                       EXHIBIT
-------                                       -------
(f)(1) --  Form of Trustee Deferred Compensation Plan
(f)(2) --  Form of Trustee Retirement Plan
   (p) --  Power of Attorney
(z)(1) --  List of Investment Companies in response to Item 27(a)
           List of Officers and Directors of Van Kampen Funds Inc. in response
(z)(2) --  to Item 27(b)